                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

[x]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             SEI TAX EXEMPT TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                     same
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         N/A
         -----------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

         N/A
         -----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

         N/A
         -----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         N/A
         -----------------------------------------------------------------------

[x] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
          $125
         -----------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:
          Schedule 14a
         -----------------------------------------------------------------------

     3)  Filing Party:
          SEI Tax Exempt Trust
         -----------------------------------------------------------------------

     4)  Date Filed:
          February 21, 1996
         -----------------------------------------------------------------------

                     INTERMEDIATE-TERM MUNICIPAL PORTFOLIO

-------------------------------------------------------------------------------

                       IMPORTANT SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR PORTFOLIO. IF YOU SIMPLY SIGN THE PROXY CARD WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES.

WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, ENSURES THAT THE PORTFOLIO WILL NOT NEED TO CONDUCT ADDITIONAL MAILINGS. WHEN SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH MAY COST YOUR PORTFOLIO MONEY.

PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT TO VOTE. THANK YOU.
-------------------------------------------------------------------------------
                             SEI TAX EXEMPT TRUST

                             SEI TAX EXEMPT TRUST

                     INTERMEDIATE-TERM MUNICIPAL PORTFOLIO

Dear Shareholder,

  A Shareholder Meeting of the Intermediate-Term Municipal Portfolio of SEI Tax Exempt Trust (the "Trust") has been scheduled for Tuesday, April 16, 1996. If you were a shareholder of record as of the close of business on February 22, 1996, you are entitled to vote at the meeting or any adjournment of the meeting.

  While you are, of course, welcome to join us at the meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted.

  The attached proxy statement is designed to give you information relating to each of the Proposals on which you will be asked to consider and vote. We encourage you to support the Trustees' recommendations. The Proposals described in the proxy statement relate to the following matters:

    1. Authorizing the Board of Trustees of the Trust to approve additional and replacement sub-advisers for the Intermediate-Term Municipal Portfolio without the approval of Shareholders.

    2. Approving the selection of SEI Financial Management Corporation as investment adviser for the Intermediate-Term Municipal Portfolio and a new investment advisory agreement between the Trust, on behalf of the Portfolio, and SEI Financial Management Corporation.

    3. Approving the selection of Standish, Ayer & Wood, Inc. as sub-adviser to the Intermediate-Term Municipal Portfolio and a new sub-advisory agreement between SEI Financial Management and Standish, Ayer & Wood, Inc.

  Your vote is important to us. Please do not hesitate to call 1-800-DIAL SEI if you have any questions about the Proposals under consideration. Thank you for taking the time to consider these important Proposals and for your investment in the SEI Funds.

                                            Sincerely,

                                            LOGO
                                            David G. Lee
                                            President and Chief Executive
                                            Officer SEI Tax Exempt Trust

                             SEI TAX EXEMPT TRUST
                                2 OLIVER STREET
                               BOSTON, MA 02109

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                APRIL 16, 1996

  Notice is hereby given that a Special Meeting of shareholders of the Intermediate-Term Municipal Portfolio (the "Portfolio") of SEI Tax Exempt Trust (the "Trust") will be held at the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Tuesday, April 16, 1996, at 3:30 p.m.

  At the meeting, shareholders of the Portfolio (the "Shareholders") will be asked to consider and act on to a new management structure for the Portfolio, a new adviser and sub-adviser and new advisory and sub-advisory agreements, and other matters detailed below (the "Proposals"). The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

    1. To authorize the Board of Trustees to appoint or replace investment sub-advisers recommended by SFM for the Trust's Portfolio without Shareholder approval of such sub-advisers' contracts.

    2. To approve the selection of SFM as the Investment Adviser to the Trust's Portfolio, and to approve the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and SFM.

    3. To approve the selection of Standish, Ayer & Wood, Inc. as a sub-adviser to the Portfolio, and to approve a sub-advisory agreement between SFM and Standish, Ayer & Wood, Inc.

  Proposals 1 and 2 relate to the "Manager of Managers" structure approved by the Trust's Board of Trustees, wherein SFM will act as investment adviser to the Portfolio and recommend to the Trustees which investment sub-advisers to appoint and replace for the Portfolio. Apart from Shareholder approval, this structure requires an order of exemption from the Securities and Exchange Commission ("SEC") before becoming operative. It is anticipated that if and when exemptive relief is granted, the "Manager of Managers" structure will enable the Trust to achieve a higher degree of management efficiency and will reduce the need for Shareholder meetings in the future. In connection with the proposed implementation of the "Manager of Managers" structure, the Trustees have approved the selection of SFM as investment adviser to the Portfolio under a new investment advisory agreement for the Portfolio.

  Proposal 3 relates to approval of the selection of the current investment adviser as investment sub-adviser to the Portfolio, and approval of a form of investment sub-advisory agreement for the Portfolio. If the "Manager of Managers" structure is implemented, and an SEC order is obtained, the Trustees would be able, upon the recommendation of SFM and without Shareholder approval, to replace the sub-adviser and/or appoint additional sub-advisers to the Portfolio, and to utilize investment sub-advisory agreements for the Portfolio whose terms are different from those currently in use by the Trust.

  In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

                                            BY ORDER OF THE BOARD OF TRUSTEES

                                            LOGO
                                            RICHARD W. GRANT, SECRETARY

  All Shareholders are cordially invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.

  Shareholders of record at the close of business on February 22, 1996 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

March 8, 1996

                             SEI TAX EXEMPT TRUST
                                2 OLIVER STREET
                               BOSTON, MA 02109

                               -----------------

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Tax Exempt Trust (the "Trust") for use at the Special Meeting of Shareholders to be held on April 16, 1996, at 3:30 p.m., at the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Intermediate-Term Municipal Portfolio (the "Portfolio") of the Trust (the "Shareholders") of record at the close of business on February 22, 1996, are entitled to vote at the Meeting. As of February 22, 1996, the approximate number of units of beneficial interest ("shares") issued and outstanding for the Portfolio was 8,737,878.628. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Shareholders of each class of each Fund will vote together on each Proposal relating to their Fund.

  In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SFM, the Manager and Shareholder Servicing Agent for the Trust, and third parties hired for such purpose, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The general cost of solicitation will be borne by the Trust, except that SFM will bear a portion of the overall cost of the Proxy Statement relating to the approval of SFM as investment adviser. The proxy and this Proxy Statement are being mailed to Shareholders on or about March 8, 1996.

  Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                 INTRODUCTION

  The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Portfolio to vote on a new management structure, approve the selection of a new investment adviser and new sub-adviser, and adopt new investment advisory and sub-advisory agreements in connection with the approval of those new relationships.

SECTION I.

  Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement would apply to the appointment of sub-advisers to any portfolio of the Trust for which SFM will act as investment adviser. The SEC has granted conditional exemptions from the shareholder approval requirements. The Trust has applied for such an exemption, and if it is granted and this Proposal is approved, the Board of Trustees would, without Shareholder approval, be able to appoint additional or replacement sub-advisers (each a "Manager" and, collectively, the "Managers"). The Board would not, however, be able to replace SFM as investment adviser to each Portfolio of the Trust without complying with the 1940 Act and applicable regulations governing Shareholder approval of advisory contracts.

  The Proposals contained in Sections I and II of this Proxy Statement are intended to facilitate the efficient operation of the "Manager of Managers" structure and afford the Trust increased management flexibility. Assuming SFM is approved as investment adviser to the Portfolio, it will continuously monitor the performance of the Managers and may from time to time recommend that the Board of Trustees replace one or more Managers or appoint additional Managers, depending on SFM's assessment of what combination of Managers it believes will optimize the Portfolio's chances of achieving its investment objective. Accordingly, while there is no way of knowing exactly how often SFM may recommend, and the Board approve, the selection of an additional Manager, or the replacement of an existing Manager, both of which would typically require a Shareholder meeting, it is likely that the Manager of Managers structure would result in more frequent Shareholder meetings than would otherwise be the case. However, if the SEC grants the exemption, the Trustees will not be required to call a Shareholder meeting each time a new sub-adviser is approved. Shareholder meetings entail substantial costs which could reduce the desired benefits of the Manager of Managers structure. These costs must be weighed against the benefits of Shareholder scrutiny of proposed contracts with additional or replacement Managers; however, even in the absence of Shareholder approval, any proposal to add or replace Managers would receive careful review. First, SFM would assess the Portfolio's needs and, if it believed additional or replacement Managers could benefit the Portfolio, would systematically search the relevant universe of available investment managers. Second, any recommendations made by SFM would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" within the meaning of the 1940 Act. Finally, any selections of additional or replacement Managers would have to comply with conditions contained in the SEC exemption, if it is granted.

1. AUTHORIZATION FOR THE BOARD OF TRUSTEES TO APPOINT INVESTMENT SUB-ADVISERS TO THE INTERMEDIATE-TERM MUNICIPAL PORTFOLIO OF THE TRUST WITHOUT SEEKING APPROVAL BY THE PORTFOLIO'S SHAREHOLDERS OF THE CONTRACTS PURSUANT TO WHICH SUCH SUB-ADVISERS SERVE.

  This Proposal will facilitate the appointment of additional and replacement sub-advisers without a Shareholder vote if SFM serves as Manager of Managers for the Portfolio. This arrangement requires the SEC's approval of SFM's application to implement the Manager of Managers structure.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 1.

SECTION II.

  The Board of Trustees is recommending that Shareholders of the Portfolio approve SFM as the investment adviser to the Portfolio and approve the form of investment advisory agreement (the "Investment Advisory Agreement") between the Trust and SFM relating to the Portfolio (which is attached as Exhibit A to this Proxy Statement). The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, approved the Investment Advisory Agreement with respect to the Portfolio at a meeting held on December 4, 1995. The description of the Investment Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to the form of the new Investment Advisory Agreement attached hereto as Exhibit A.

  Other than the identity of the investment adviser, there are no material differences between the Investment Advisory Agreement and the existing investment advisory agreements of the other portfolios of the Trust. While the level of compensation paid to SFM by the Portfolio for advisory services will be .15% higher than that paid to the current adviser, SFM's contractual management fee will be reduced by .15% for the Portfolio. As a result, the compensation received by SFM under the Investment Advisory Agreement and the Management Agreement will not increase from the level currently received by SFM for its management services, and the overall cost to the Portfolio of advisory and management services will not be increased. (See "Description of the Investment Adviser," below.)

  Duties Under the Investment Advisory Agreement. Under the Investment Advisory Agreement, SFM will serve as investment adviser to the Portfolio and will provide its proprietary investment adviser selection, monitoring, and asset allocation services to the Portfolio. Subject to Board approval, SFM, in turn, will enter into investment sub-advisory agreements with one or more sub-advisers to exercise investment discretion over the assets (or a portion of the assets) of the Portfolio. Consistent with its goal of using multiple Managers to carry out the Portfolio's investment objective and policies, SFM may provide specific portfolio security advice with respect to all or some portion of the Portfolio's assets.

  SFM will perform internal due diligence on prospective Managers for the Portfolio and monitor Manager performance using its proprietary investment adviser selection and monitoring process. SFM will be responsible for communicating performance targets and evaluations to Managers, supervising each Manager's compliance with the Portfolio's fundamental investment objectives and policies, authorizing Managers to engage in certain investment techniques for the Portfolio, and recommending to the Board of

Trustees whether sub-advisory agreements should be renewed, modified or terminated. SFM also will recommend to the Board the addition of new Managers as it deems appropriate. (See Section I, above.)

  For its investment advisory services, SFM will receive an advisory fee from the Portfolio based on the Portfolio's assets. SFM will then pay the Managers out of this fee.

  Under this structure, the Trust will operate in a manner that is distinctly different from virtually all other investment companies. Most investment companies operate under a structure in which a single related group of companies provide investment advisory, administrative, and distribution services. Typically, the investment company pays the advisory fee to its investment adviser which, in turn, compensates internal portfolio managers who make specific securities selections. In contrast, the Trust will offer investors an opportunity to access, on a pooled investment basis, the core elements of SFM's investment adviser selection, monitoring, and asset allocation services. Under this "Manager of Managers" approach, SFM will recommend and, if the Trustees approve the recommendation, monitor for the Portfolio one or more managers using a range of investment styles. (See
Section I, above.)

  Duration and Termination. Unless terminated earlier, the Investment Advisory Agreement shall continue in effect as to the Portfolio until on or about April 30, 1998, and thereafter, for periods of one year for so long as such continuance is specifically approved with respect to the Portfolio at least annually (i) by the vote of the holders of a majority of the outstanding shares of the Portfolio or by the Trustees of the Trust, and (ii) by the vote of a majority of those Trustees of the Trust who are not parties to the Investment Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or with respect to the Portfolio by a vote of a majority of the outstanding shares of the Portfolio on not less than 30 days' nor more than 60 days' written notice to SFM. In addition, it is terminable by SFM upon 90 days' written notice to the Trust.

  SFM will discharge its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust. The Investment Advisory Agreement provides that SFM shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by SFM of its obligations or duties thereunder.

  Description of the Investment Adviser. SFM is a wholly-owned subsidiary of SEI Corporation, a financial services company located at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658 ("SEI"). SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers, and insurance companies. Affiliates of SFM have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of investment advisers. As of September 30, 1995, SFM acted in a similar "manager of managers" role with respect to $2 billion of client assets.

  SFM currently serves as investment adviser, manager and/or administrator to more than 26 investment companies, including more than 220 portfolios, which investment companies had more than $51 billion in assets as of September 30, 1995.

  SFM serves as Manager of the Trust, pursuant to a Management Agreement dated May 23, 1986. In connection with its role as Manager, SFM provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as transfer agent, dividend disbursing agent, and shareholder servicing agent for certain classes of the Portfolio's shares.

  For its management services under the current management arrangements, SFM is entitled to a fee which is calculated daily and paid monthly at an annual rate of .39% of the average daily net assets of the Portfolio. SFM and the Managers may waive all or a portion of their respective fees in order to limit the operating expenses of a Portfolio. Any such waiver is voluntary and may be terminated at any time in the discretion of SFM and the Managers.

  For the fiscal year ended August 31, 1995, the Portfolio paid to SFM the following management fees:

                                              FEES PAID (000) FEES WAIVED (000)
                                              --------------- -----------------
   Intermediate-Term Municipal Portfolio.....      $288             $125

  Once the Manager of Managers structure is in place, SFM's management fee will be reduced by .15% for the Portfolio in order to compensate for the increased advisory and sub-advisory fees payable under that structure.

  The table below sets forth information about the proposed level of fees payable to SFM both as Adviser and Manager, and to the Managers, assuming that the Shareholders approve the Manager of Managers structure:

                                                SUB-ADVISORY FEE PAID
                                                BY SFM (BASED UPON A
                                                  PERCENTAGE OF THE
                                  ADVISORY FEE   MARKET VALUE OF THE
                                  PAID TO SFM      PORTION OF THE
                                   UNDER NEW     PORTFOLIO'S ASSETS    ADMINISTRATION
                      PROPOSED      ADVISORY     MANAGED BY THE SUB-    FEE PAID TO
PORTFOLIO           SUB-ADVISER    AGREEMENT          ADVISER)              SFM*
---------          -------------- ------------ ----------------------- --------------
Intermediate-Term  Standish, Ayer     .33%     .18% up to $125 million      .24%
 Municipal           & Wood, Inc.              .15% over $125 million

--------
* For the Portfolio, the contractual administration fee payable to SFM has been lowered by .15% in order to compensate for the increased level of advisory and sub-advisory fees payable under the Manager of Managers structure. However, the total level of fees payable to SFM will remain the same.

  Listed below are the names and principal occupations of each of the directors and the principal executive officers of SFM. The principal business address of each director and the principal executive officers, as it relates to their duties at SFM, is 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

  NAME                   TITLE
  ----                   -----
  Alfred P. West, Jr.... Director, Chairman & Chief Executive Officer
  Henry H. Greer........ Director, President & Chief Operating Officer
  Carmen V. Romeo....... Director, Executive Vice President & Treasurer
  Richard B. Lieb....... Executive Vice President
  Edward Loughlin....... Executive Vice President; President, Asset Management Group
  Charles A. Marsh...... Executive Vice President
  Carl A. Guarino....... Senior Vice President
  Cris Brookmyer........ Controller
  Kevin P. Robins....... Senior Vice President, General Counsel & Secretary

  Trustees' Consideration. At a meeting held on December 4, 1995, the Board of Trustees reviewed SFM's qualifications to act as investment adviser to the Portfolio, placing particular emphasis on its proposed role in recommending, monitoring and terminating Managers, subject to Board of Trustees' oversight. The Trustees received written and oral information regarding SFM's key personnel, its experience in selection and evaluation of investment Managers and research performed by SFM and others that had led SFM to recommend a "Manager of Managers" structure (i.e., one in which SFM would act as the investment adviser and one or more Managers would assume substantial day-to-day investment responsibilities; see Section I, above). In recommending that the Shareholders approve the Investment Advisory Agreement, the Trustees carefully evaluated the experience of SFM's key personnel in institutional investing and the quality of services SFM is expected to provide to the Portfolio, as well as other factors relating to SFM's provision of investment advisory services including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the Portfolio since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Portfolio by SFM; (4) the distinct investment objective and policies of the Portfolio; (5) the history, reputation, qualification and background of SFM as well as the qualifications of its personnel and its financial condition; (6) the benefits expected to be realized as a result of the Manager of Managers structure; and (7) other factors deemed relevant. The Trustees also reviewed the fees to be paid to SFM in comparison to those being charged in the relevant segment of the mutual fund business, including any benefits received by SFM or its affiliates in connection with soft dollar payments.

  In the event Shareholders of the Portfolio do not approve the selection of SFM as investment adviser and the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and SFM, or if the Shareholders of the Portfolio do not approve the Manager of Managers structure discussed in
Section I of the Proxy Statement, at the Special Meeting to which this Proxy Statement relates, or any adjournment thereof, the Trustees will consider an appropriate course of action.

2. APPROVAL OF SFM AS THE INVESTMENT ADVISER TO THE INTERMEDIATE-TERM MUNICIPAL PORTFOLIO, AND APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE PORTFOLIO, AND SFM.

  Description of the Portfolio. The investment objective of the Portfolio is to provide the highest level of income exempt from federal income taxes that can be obtained, consistent with the preservation of capital. The Portfolio's investments consist of investment grade municipal securities.

  Termination of the Previous Investment Advisory Agreements. Weiss, Peck & Greer, LLP ("WPG"), served as investment adviser to the Portfolio pursuant to an investment advisory agreement dated April 12, 1989, and last approved by the sole initial shareholder on April 29, 1989. The Board of Trustees voted on December 4, 1995, to terminate the agreement based upon the Board's determination that the selection of SFM to provide investment advisory services as described herein will be in the best interests of the Portfolio. The Board also approved SFM as the new investment adviser, and Standish, Ayer & Wood, Inc. ("Standish") as sub-adviser, effective upon approval by Shareholders.

  In addition, the Board approved Standish to serve as interim investment adviser to the Portfolio until the implementation of the proposed Manager of Managers structure. As permitted by the 1940 Act,

Standish may begin serving as investment adviser after Board approval but prior to shareholder approval as the fee paid to it is less than the current investment advisory fee. The fee structure set forth below reflects the proposed interim fee arrangement that took effect after the investment advisory agreement with WPG was terminated and the new interim advisory agreement with Standish was approved by the Board. This interim investment advisory agreement will terminate upon the approval of SFM as investment adviser.

  Compensation. Under the proposed Investment Advisory Agreement, the Trust will pay SFM a fee, which is calculated daily and paid monthly, at an annual rate of .33% of the average daily net assets of the Portfolio. Under the proposed interim advisory agreement, the Trust will pay Standish a fee, which is calculated daily and paid monthly at an annual rate of .18% up to $125 million in assets and .15% over $125 million in assets. As SFM did not previously serve as investment adviser to the Portfolio and Standish did not serve as investment adviser or sub-adviser, the aggregate investment advisory and sub-advisory fees paid to SFM and Standish during the last fiscal year was, in each instance, $0. WPG received $131,000.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 2.

SECTION III.

  The Board of Trustees is recommending that Shareholders approve Standish as investment sub-adviser to the Portfolio and approve the form of investment sub-advisory agreement (the "Investment Sub-Advisory Agreement") between SFM and Standish, a copy of which is attached as Exhibit B to this Proxy Statement. The Trustees, including all the Trustees who are not "interested persons" of the Trust, approved the Investment Sub-Advisory Agreement with respect to the Portfolio at a meeting held on December 4, 1995. The description of the Investment Sub-Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to the form of the Investment Sub-Advisory Agreement attached hereto as Exhibit B. The investment sub-advisory agreement between SFM and Standish has not yet been negotiated, and the signed sub-advisory agreement may differ from the form of investment sub-advisory agreement attached as Exhibit B.

  The Sub-Adviser. Standish will serve as investment sub-adviser (the "Sub-Adviser") to the Portfolio. Under the Manager of Managers structure, SFM will have general oversight responsibility for the investment advisory services provided to the Portfolio, including formulating the Portfolio's investment policies and analyzing economic trends affecting the Portfolio. SFM will be responsible for managing the allocation of assets among the Portfolio's proposed Sub-Adviser and future Sub-Advisers and directing and evaluating the investment services provided by the Sub-Adviser, including its adherence to the Portfolio's investment objectives and policies and the Portfolio's investment performance and may provide specific portfolio security advice. In accordance with the Portfolio's investment objectives and policies, and under the supervision of SFM and the Trust's Board of Trustees, the Sub-Adviser will be responsible for the day-to-day investment management of all or a discrete portion of the assets of a Portfolio. The Sub-Adviser is authorized to make investment decisions for the Portfolio and place orders on behalf of the Portfolio to effect the investment decisions made.

  In addition, SFM will monitor the compliance of the Sub-Adviser with regulatory and tax regulations, such as those relating to portfolio concentration and diversification. For the most part, compliance with these requirements by the Sub-Adviser with respect to its portion of the Portfolio will assure compliance by the Portfolio as a whole. In addition, SFM will monitor positions taken by the Sub-Adviser and will notify the Sub-Adviser to any developing situations to help ensure that investments do not run afoul of the short-short test or the wash sale rules. To the extent that having multiple Sub-Advisers responsible for investing separate portions of a Portfolio's assets creates the need for coordination among the Sub-Advisers, there is an increased risk that the Portfolio will not comply with these regulatory and tax requirements.

  It is possible that different Sub-Advisers to the same portfolio could take opposite actions within a short period of time with respect to a particular security. For example, one Sub-Adviser could buy a security for a portfolio and shortly thereafter another Sub-Adviser could sell the same security from the portion of the portfolio's assets allocated to it. If in these circumstances the securities could be transferred from one Sub-Adviser's portion of a portfolio to another, the portfolio could avoid transaction costs and could avoid creating possible wash sales and short-short gains under the Code. Such transfers are not practicable, but the Sub-Advisers and SFM do not believe that there will be material adverse effects on a portfolio as a result. First, it does not appear likely that there will be substantial overlap in the securities acquired for a portfolio by various Sub-Advisers. Moreover, the Sub-Advisers would probably only rarely engage in the types of offsetting transactions described above, especially within a short time period. Therefore, it is a matter of speculation whether offsetting transactions would result in any significant increases in transaction costs or have significant tax consequences. With respect to the latter, SFM and the Sub-Advisers will establish procedures with respect to the short-short test which are designed to prevent realization of short-short gains in excess of the limits of the Internal Revenue Code of 1986, as amended. It is true that wash sales could occur in spite of the efforts of SFM, but it is believed that the benefits of using multiple managers outweighs the consequences of any wash sales.

  SFM is currently seeking an exemptive order from the SEC that would permit SFM, with the approval of the Trust's Board of Trustees, to retain Sub-Advisers for a Portfolio without submitting the accompanying sub-advisory agreement to a vote of the Portfolio's Shareholders. If granted, the exemptive relief will permit the non-disclosure of amounts payable by SFM under such sub-advisory agreements. The Trust will notify Shareholders in the event of any change in the identity of the Sub-Adviser to a Portfolio. Until or unless this exemptive order is granted, if one of the Sub-Advisers is terminated or departs from a Portfolio with multiple Sub-Advisers, the Portfolio will handle such termination or departure in one of two ways. First, the Portfolio may propose that a new Sub-Adviser be appointed to manage that portion of the Portfolio's assets managed by the departing Sub-Adviser. In this case, the Portfolio would be required to submit to the vote of the Portfolio's Shareholders the approval of an investment sub-advisory contract with the new sub-adviser. In the alternative, the Portfolio may decide to allocate the departing Sub-Adviser's assets among the remaining Sub-Advisers. This allocation would not require new investment sub-advisory contracts with the remaining Sub-Advisers, and consequently no Shareholder approval would be necessary. If the Manager of Managers structure is approved, the Trustees will be able to instruct SFM to add or replace sub-advisers without Shareholder approval.

  Trustees' Consideration. The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, approved the general form of the Investment Sub-Advisory Agreement with respect to the Portfolio at a meeting held on December 4, 1995. The Trustees received written and oral information from both SFM and the proposed Sub-Adviser. SFM recommended the selection of the proposed Sub-Adviser and reviewed the considerations and the search process that had led to the recommendation. The Trustees also met with representatives of the proposed Sub-Adviser and considered information about key personnel, investment philosophy and process and performance track record, among other factors. In recommending that the Shareholders approve the Investment Sub-Advisory Agreement, the Trustees carefully evaluated the investing experience of the proposed Sub-Adviser's key personnel and the quality of services the proposed Sub-Adviser can be expected to provide to the Portfolio, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds;
(2) the performance of the Portfolio since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Portfolio by the proposed Sub-Adviser; (4) the distinct investment objective and policies of the Portfolio; (5) the history, reputation, qualification and background of the proposed Sub-Adviser as well as the qualifications of its personnel and its financial condition; (6) its performance records; (7) the benefits expected to be realized as a result of the Manager of Managers structure; and (8) other factors deemed relevant. The Trustees also reviewed the fees to be paid to the Sub-Adviser in comparison to those being charged in the relevant segment of the mutual fund business, including any benefits received by the Sub-Adviser or its affiliates in connection with soft dollar payments.

  Duties Under the Investment Sub-Advisory Agreement. Under the Investment Sub-Advisory Agreement, the Sub-Adviser makes the investment decisions for the assets of the Portfolio allocated to it by SFM (if the Portfolio has more than one Sub-Adviser), and continuously reviews, supervises, and administers the Portfolio's investment program with respect to these assets. The Sub-Adviser is independent of SFM and discharges its responsibilities subject to the supervision of SFM and the Trustees of the Trust and in a manner consistent with the Portfolio's investment objectives, policies and limitations.

  Duration and Termination. Unless terminated earlier, the Investment Sub-Advisory Agreement shall continue in effect as to the Portfolio through April 30, 1998, and thereafter, for periods of one year for so long as such continuance is specifically approved at least annually (i) by the vote of the holders of a majority of the outstanding shares of such Portfolio or by the Trustees of the Trust, and (ii) by the vote of a majority of those Trustees of the Trust who are not parties to the Investment Advisory Agreement or Investment Sub-Advisory Agreement or who are not "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. If the Manager of Managers structure is approved by the Shareholders of the Portfolio, the Trustees may add and replace Sub-Advisers without Shareholder approval. This structure requires an order of exemption from the SEC before becoming operative. If SFM obtains exemptive relief from the SEC permitting it to engage a Sub-Adviser without first obtaining approval of the Investment Sub-Advisory Agreement from a majority of the outstanding voting securities of the Portfolio(s) involved, the Investment Sub-Advisory Agreement shall become effective upon its approval by the Trust's Board of Trustees. Any Sub-Adviser so selected and approved shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under
Section 36(b) of the 1940 Act.

  The Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that SFM's Investment Advisory Agreement is terminated. The Investment Sub-Advisory Agreement is terminable at any time without penalty by the Trustees of the Trust, or, with respect to the Portfolio, by a vote of a majority of the outstanding shares of such Portfolio on not less than 30 days' nor more than 60 days' written notice to such Portfolio's Sub-Adviser. In addition, the Portfolio's Investment

Sub-Advisory Agreement is terminable by such Portfolio's Sub-Adviser upon 90 days' written notice to the Trust or SFM.

  In the event Shareholders of the Portfolio do not approve the adoption of an Investment Sub-Advisory Agreement at the Meeting to which this Proxy Statement relates, or any adjournment thereof, the Trustees will consider the appropriate course of action.

3. APPROVAL OF AN INVESTMENT SUB-ADVISER AND THE INVESTMENT SUB-ADVISORY AGREEMENT FOR THE INTERMEDIATE-TERM MUNICIPAL PORTFOLIO

  The Board of Trustees is recommending that Shareholders of the Portfolio approve Standish as a Sub-Adviser to the Portfolio and approve the form of Investment Sub-Advisory Agreement between SFM and Standish.

  Compensation. Under the proposed Investment Sub-Advisory Agreement, SFM will pay Standish a fee, which is calculated and paid monthly, based on the annual percentage rate of .18% up to $125 million and .15% over $125 million of the average monthly market value of the assets of the Portfolio.

  As shown in the table below, total operating expenses for the Portfolio will be higher under the proposed Manager of Managers structure, because, unlike the previous investment adviser, Standish is not expected to waive a portion of its fees.

                                                        PRIOR FEE   CURRENT FEE
                                                       ARRANGEMENT  ARRANGEMENT
                                                        WITH WPG   WITH STANDISH
                                                       ----------- -------------
Total Operating Expenses..............................   .55%/1/      .60%/2/

--------
/1/Reflects fee waivers, including WPG's advisory fee waivers and SFM's management fee waivers.
/2/Reflects continued management fee waivers by SFM.

  Description of Standish, Ayer & Wood, Inc. Standish is a Massachusetts corporation with its principal business address at One Financial Center, Suite 26, Boston, Massachusetts 02111. Standish was founded in 1933, and as of January 15, 1996, it had approximately $29.4 billion in assets under management. Standish's clients include corporations, endowments, foundations, pension and profit sharing plans, and other investment companies.

  The Portfolio's assets will be managed by Raymond J. Kubiak, CFA. Mr. Kubiak has 15 years experience in public finance and is a Vice President and Director of Standish. He has been with Standish since March, 1988.

  Listed below are the names, titles and principal occupations of the principal executive officer and of each member of the Board of Directors of Standish. The principal business address of the principal executive officer and the members of the Board of Trustees, as it relates to their duties at Standish, is One Financial Center, Suite 26, Boston, MA 02111. No Trustee of the Trust purchased or sold interests in Standish during the Trust's most recent fiscal year.

   NAME                     TITLE                    PRINCIPAL OCCUPATION
   ----                     -----                    --------------------
   Caleb F. Aldrich........ Director                   Vice President
   Nicholas S. Battelle.... Director                   Vice President
   Walter M. Cabot......... Director                   Senior Advisor
   David H. Cameron........ Director                   Vice President
   Karen K. Chandor........ Director                   Vice President
   Davis B. Clayson........ Managing Director          Vice President
   Richard C. Doll......... Director                   Vice President
   Dolores S. Driscoll..... Managing Director          Vice President
   Mark A. Flaherty........ Director                   Vice President, Trader
   Maria D. Furman......... Director                   Vice President
   James E. Hollis, III.... Director                   Vice President
   Raymond J. Kubiak....... Director                   Vice President
   Edward H. Ladd.......... Chairman and Director      --
   Laurence A. Manchester.. Director                   Vice President
   David W. Murray......... Director                   Vice President, Treasurer
   George W. Noyes......... Director                   President
   Arthur H. Parker, II.... Director                   Vice President
   Howard B. Rubin......... Director                   Vice President
   Austin C. Smith......... Director                   Vice President, Portfolio Manager
   David C. Stuehr......... Director                   Vice President
   James J. Sweeney........ Director                   Vice President
   Ralph S. Tate........... Director                   Vice President
   Richard S. Wood......... Director, Secretary        Vice President

  Standish also serves as the investment adviser to two (2) other registered investment companies with similar investment objectives. The approximate net assets of such funds and the fees payable are set forth below.

   TRUST                                                ANNUAL FEE  NET ASSETS
   -----                                                ----------  ----------
   Standish Intermediate Tax Exempt Bond Fund.........     .40%    $31.5 million
   Standish Massachusetts Intermediate Tax Exempt Bond
    Fund..............................................     .40%    $32.4 million

SECTION IV.

             GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

  Distribution. SEI Financial Services Company ("SFS"), a wholly-owned subsidiary of SEI acts as the Distributor of the Trust's shares pursuant to a Distribution Agreement dated January 22, 1987, between the Trust and SFS. Alfred P. West, Jr. serves as Chairman of the Board and Chief Executive Officer of SFS and SEI, and Henry H. Greer serves as Director, President and Chief Operating Officer of SFS and SEI. William M. Doran, a Trustee of the Trust, is a Director and Secretary of SEI.

  Portfolio Transactions. For the fiscal year ended August 31, 1995, the Portfolio paid no brokerage commissions to affiliates.

  5% Shareholders. As of February 22, 1996, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of shares of the Portfolio voting at this Meeting.

      NAME AND
     ADDRESS OF
     BENEFICIAL                                                PERCENTAGE OF
        OWNER                               NUMBER OF SHARES PORTFOLIO'S SHARES
     ----------                             ---------------- ------------------
   Paco....................................    513,314.305          5.88%
   c/o Bank of America NT & SA
   Attn: Mutual Funds 8615
   P.O. Box 3577 Terminal Annex
   Los Angeles, CA 90051
   Transco & Company.......................  1,295,181.363         14.84%
   c/o INTRUST Bank, N.A.
   Attn: Pat Willis
   P.O. Box 48698
   Wichita, KS 67201
   Garico..................................    612,134.239          7.01%
   c/o American National Bank of Chicago
   Dept. 77-3272
   Division 219, Attn: Wendy Kosek
   Chicago, IL 60678-3272
   ISTCO...................................    530,389.233          6.07%
   c/o Magna Trust Company
   P.O. Box 523
   Belleville, IL 62222-0523
   SEI Trust Company.......................    873,600.362         10.01%
   Attn: Jacqueline Esposito
   680 E. Swedesford Road
   Wayne, PA 19067
   Smith & Co. ............................    638,083.334          7.31%
   c/o First Security Bank of Utah NA
   Attn: Money Market/Mutual Fund Desk
   P.O. Box 25297
   Salt Lake City, UT 84125

  The Trust's Trustees and officers do not beneficially own any shares of the Trust.

  Adjournment. In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such Proposals. They will vote against any such adjournment those proxies required to be voted against any such Proposals. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

  Required Vote. Approval of the Proposals requires the affirmative vote of a majority of the outstanding shares of the Portfolio. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Portfolio's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less.

  Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposal to which it relates.

  Shareholder Proposals. The Trust does not hold annual Shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Corporation, Legal Department, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

  Reports to Shareholders. The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-342-5734.

  Other Matters. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                               -----------------

  SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                                                                      EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT
                             SEI TAX EXEMPT TRUST

  AGREEMENT made this       day of        , 1995, by and between SEI Tax
Exempt Trust, a Massachusetts business trust (the "Trust"), and SEI Financial Management Corporation, (the "Adviser").

  WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios of shares, each having its own investment policies; and

  WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its Intermediate-Term Municipal Portfolio and such other portfolios as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

  NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

  1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of any affected Portfolio(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Portfolios of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Portfolios, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

  The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

  The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

  2. DELIVERY OF DOCUMENTS. The Trust has furnished Adviser with copies properly certified or authenticated of each of the following:

    (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

    (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

    (c) Prospectus(es) of the Portfolio(s).

  3. OTHER COVENANTS. The Adviser agrees that it:

    (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

    (b) will place orders pursuant to its investment determinations for the Portfolios either directly with the issuer or with any broker or dealer. In executing Portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer--viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Portfolio. In addition, the Adviser if authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Portfolio, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1940 Act.

  4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of the Portfolio. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

  All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

  5. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

  However, the Adviser will not bear expenses of the Trust or any Portfolio which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

  6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

  7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Portfolio.

  8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

  9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

  10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

  11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

  This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

  As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

  12. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

  13. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

  To the Adviser at:                        SEI Financial Management
                                             Corporation
                                            680 East Swedesford Road
                                            Wayne, PA 19087
                                            Attn: Legal Department

  To the Trust at:                          SEI Financial Management
                                             Corporation
                                            680 East Swedesford Road
                                            Wayne, PA 19087
                                            Attn: Legal Department

  14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

  15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

  A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

  No Portfolio of the Trust shall be liable for the obligations of any other Portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Portfolio for payment of fees for services rendered to that Portfolio.

  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

SEI Tax Exempt Trust                        SEI Financial Management
                                             Corporation


By: ___________________________________
                                            By: _______________________________


Attest: _______________________________
                                            Attest: ___________________________

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                              SEI TAX EXEMPT TRUST
                                      AND
                      SEI FINANCIAL MANAGEMENT CORPORATION

  Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

         Intermediate-Term Municipal Portfolio  .33%

                                                                      EXHIBIT B

                       INVESTMENT SUB-ADVISORY AGREEMENT
                             SEI TAX EXEMPT TRUST

  AGREEMENT made this       day of       , 1995, between SEI Financial
Management Corporation, (the "Adviser") and Standish, Ayer & Wood, Inc. (the "Sub-Adviser").

  WHEREAS, SEI Tax Exempt Trust, a Massachusetts business trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated
           (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as investment adviser to the Intermediate-Term Municipal Portfolio (the "Portfolio"), which is a series of the Trust; and

  WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

  NOW, THEREFORE, the parties hereto agree as follows:

  1. DUTIES OF THE SUB-ADVISER. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Portfolio entrusted to it hereunder (the Assets), including the purchase, retention and disposition of the Assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

    (a) The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Assets will be purchased, retained or sold by the Portfolio, and what portion of the Assets will be invested or held uninvested in cash.

    (b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

    (c) The Sub-Adviser shall determine the Assets to be purchased or sold by the Portfolio as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Consistent with any guidelines established by the Board of Trustees of the Trust, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer--viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Portfolio. In addition, the Sub-Adviser if authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Portfolio's Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

    (d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6),
  (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

  The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Sub-Adviser upon the termination of this Agreement (or, if there is no successor Sub-Adviser, to the Adviser).

    (e) The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's Assets and shall provide the Adviser with such information upon request of the Adviser.

    (f) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

    (g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

    (h) The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Portfolio. The Adviser shall instruct the custodian and other parties providing services to the Portfolio to promptly forward misdirected proxies to the Sub-Adviser.

  Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

  2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust's Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

  3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

    (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

    (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

    (c) Prospectus(es) of the Portfolio.

  4. COMPENSATION TO THE SUB-ADVISER. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in the Schedule(s) which is attached hereto and made part of this Agreement. The fee will be calculated based on the average monthly market value of the Assets under the Sub-Advisers management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

  5. INDEMNIFICATION. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Advisers obligations under this Agreement; provided, however, that the Sub-Advisers obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

  6. DURATION AND TERMINATION. This Agreement shall become effective upon its approval by the Trust's Board of Trustees and by the vote of a majority of the outstanding voting securities of the Portfolio. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Portfolio (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Trust. As used in this Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

  7. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

  8. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

  9. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

  To the Adviser at:                        SEI Financial Management
                                             Corporation
                                            680 East Swedesford Road
                                            Wayne, PA 19087
                                            Attention: Legal Department

  To the Sub-Adviser at:                    Standish, Ayer & Wood, Inc.
                                            One Financial Center, Suite 26
                                            Boston, MA 02111
                                            Attention: President

  10. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

  A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Portfolio or the Trust.

  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

SEI Financial Management Corporation        Standish, Ayer & Wood, Inc.


By: ___________________________________     By: _______________________________


Name: _________________________________     Name: _____________________________


Title: ________________________________     Title: ____________________________

                                  SCHEDULE A
                                    TO THE
                            SUB-ADVISORY AGREEMENT
                                    BETWEEN
                     SEI FINANCIAL MANAGEMENT CORPORATION
                                      AND
                          STANDISH, AYER & WOOD, INC.

  Pursuant to Article 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

   Intermediate-Term Municipal Portfolio  .18% up to $125 million
                                          .15% over $125 million

                              SEI TAX EXEMPT TRUST
                     INTERMEDIATE-TERM MUNICIPAL PORTFOLIO
                      SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, APRIL 16, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Robert B. Carroll as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Intermediate-Term Municipal Portfolio (the "Portfolio") of SEI Tax Exempt Trust (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Tuesday, April 16, 1996, at 3:30 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Portfolio that the undersigned would be entitled to vote if personally present at the Meeting (the "Shares") on the proposals set forth below respecting the Portfolio's new management structure, the new adviser and sub-adviser, and the new advisory and sub-advisory agreements and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.    Authorize the Trust's Board of Trustees to appoint additional or replacement investment sub-advisers recommended by SFM for the Portfolio without seeking approval of the Portfolio's
               Shareholders of the contracts pursuant to which such sub-advisers serve.

               ____For   ____Against  ____Abstain


PROPOSAL 2.    Approve the selection of SFM as the investment adviser for the
               Portfolio, and to approve the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and SFM.

               ____For   ____Against  ____Abstain

PROPOSAL 3.    Approve the selection of Standish, Ayer & Wood, Inc. ("Standish")
               as an investment sub-adviser for the Portfolio, and to approve the form of investment sub-advisory agreement between SFM and Standish.

               ____For   ____Against  ____Abstain

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR EACH OF THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:_________________, 1996       ________________________________
                                    Signature of Shareholder


                                    ________________________________
                                    Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.